A Novel Pharmaceutical Platform Focused on Selective Immunomodulation

Forward Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements, other than historical facts, regarding: the progress, scope, duration or results of clinical trials and preclinical studies of SB 9200, SB 11285 or any of our other product candidates or programs, such as the size, design, population, conduct, cost, objective or endpoints of any clinical trial, or the timing for initiation or completion of or availability of results from any clinical trial (including our Phase 2a clinical trial of SB 9200 in patients with chronic Hepatitis B virus); the potential benefits that may be derived from any of our product candidates; our future operations, financial position, revenues, costs, expenses, uses of cash, capital requirements or our need for additional financing; or our strategies, goals, prospects, beliefs, intentions, plans, expectations, forecasts or objectives. Words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions sometimes identify forward-looking statements. Any forward-looking statement involves known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by such forward-looking statement, and, therefore, you are cautioned not to place undue reliance on any forward-looking statement. These factors include, but are not limited to: whether our cash resources will be sufficient to fund its continuing operations for the period anticipated; whether certain top-line results materially change as more information becomes available; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; whether SB 9200, SB 11285 and Spring Bank’s other product candidates will advance through the clinical trial process on a timely basis and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; and whether, if SB 9200, SB 11285 or any of Spring Bank’s other product candidates obtain approval, it will be successfully distributed and marketed. These and other risks and uncertainties that we face are described in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 14, 2017, our Quarterly Report on Form 10-Q, filed with the SEC on July 31, 2017, and in other filings that we make with the SEC from time to time. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe to be reliable but have not independently verified. All forward-looking statements speak only as of September 15, 2017 and should not be relied upon as representing our views as of any other date. We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law. All trademarks, service marks, trade names, logos and brand names identified in this presentation are the properties of their respective owners.

Corporate Overview Clinical-stage biopharmaceutical company engaged in the discovery and development of a novel class of therapeutics using a proprietary small molecule nucleic acid hybrid (SMNH) technology IPO: 2016 Nasdaq: SBPH Market Cap: $200MM1 Available Funding: $56MM2 Shares Outstanding: 12,697,0382 Location: Hopkinton, MA 1. at 9.15.2017 2. at 6.30.2017 1

Investment Highlights Pipeline of novel, differentiated and proprietary immunomodulatory compounds Lead RIG-I agonist compound: SB 9200 – for chronic HBV Clinical proof-of-concept demonstrated in 1st cohort (Part A) of ongoing ACHIEVE Phase II study Lifecycle management opportunity with further development of the SB 9200 nucleoside(tide)s fixed-dose combination products Pan-viral capability of SB 9200 may offer potential for development in other viral diseases Lead STING agonist compound: SB 11285 – for immuno-oncology Anticipated to enter clinic in 2018 Collaborations: Global IP for all candidates: RIG-I agonists & STING platform – broad coverage with > 100 patents and patent applications, including composition-of-matter in all major regions 2

Executive Management Team Proven leadership team focused on creating shareholder value MARTIN DRISCOLL President & Chief Executive Officer KRIS IYER, PhD Chief Scientific Officer & Co-Founder NEZAM AFDHAL, MD Chief Medical Officer JONATHAN FREVE, CPA Chief Financial Officer Current Scientific Advisory Board Member Authored over 200 issued and filed patents 3

Current Pipeline: Opportunities & Development Status SMNH PLATFORM TARGETS COMPOUND INDICATION RESEARCH PRECLINICAL CLINICAL STATUS RIG-I SB 9200 (oral): HBV Monotherapy ACHIEVE Phase II (Part A) Clinical Trial Ongoing Co-Administration with Gilead’s Viread® ACHIEVE Phase II (Part B) Trial expected to commence in 2H 2018 under clinical trial collaboration agreement with Gilead Co-Administration with Gilead’s Vemlidy® Phase II study expected to be initiated by Gilead in 1H 2018 under clinical trial collaboration agreement SB 11399 Fixed Dose Combo: SB 9200 + tenofovir disoproxil fumarate (VireadÒ) HBV Formulation development ongoing – Planned initiation of Phase III trial in 2019 SB 9400 HIV latency, Other Viral Diseases STING (Agonists and Antagonists) SB 11285 (intravenous, intratumoral) Immuno-oncology Anticipate commencing Phase Ib/II trial in liver cancers in 2018 SB 11325 and SB 11345 Multiple ADC Targets in Immuno-oncology Research collaboration with third party to combine with ADCs 4

Strategic Focus ADVANCE HBV PROGRAM TO PHASE III Global Phase III trials anticipated to begin in 2019 LEVERAGE OUR SMNH PLATFORM RIG-I Agonists: HIV latency and other viral infections STING Agonists and Antagonists: immuno-oncology & autoimmune diseases Creative #:168360022 5 NOVEL COLLABORATIONS Explore the potential combination of (i) SB 9200 in HBV with novel and complementary MOAs (siRNAs and capsid inhibitors) and (ii) STING agonists in combination with mAbs and ADCs

Chronic HBV: A Major Unmet Need and Compelling Commercial Opportunity Global Distribution of Chronic HBV Infection Approved therapies for HBV lack a broadly sustained virological response (SVR) following treatment cessation Clearance or loss of HBV surface antigen (HBsAg) required for functional cure and regulatory approval Global sales of nucleoside(tide)s reached $2.4 billion in 2016, primarily in HBV Chronic HBV infection prevalence (approximate) 257M GLOBALLY 12M U.S. and Europe Estimated deaths 887,000 (in 2017) HBV global therapeutics sales $2.4B (in 2016) New therapies that achieve a functional cure in a sizable % of chronic HBV patients could… Significantly increase the treatment rate of chronic HBV patients We believe only 12-15% of cHBV patients in U.S. & EU are currently treated; 1% in Asia/Pacific Unlock commercial opportunity by enhancing functional cure rates Current cHBV standard of care annual gross pricing: ~$10K for nucleoside(tides) and ~$25K for pegylated IFN 6

Current HBV Treatments Largely Ineffective at Significantly Reducing/Clearing Surface Antigens DIRECT-ACTING ANTIVIRALS (DAAs) aka “Nucs” e.g. Viread® or Baraclude ® Key Characteristics Needed with Future Treatments: A major opportunity exists for a treatment that can increase “functional cure” rates in HBV Current and Future HBV Treatment Paradigm Effective viral suppression Will not lead to significant levels of HBsAg clearance Lifelong treatment Excellent safety profile Excellent safety profile Ease of administration Increase functional cure rate to greater than 8-10% of patients* *Represents the approximate number of patients that achieved HBsAg clearance after 48 weeks of treatment with aIFN + Viread® 7

SB 9200 Small molecule nucleic acid hybrid (SMNH) Orally bioavailable Hepatic-selective immunomodulator Favorable safety profile – up to 900mg to date Physical properties allow for potential fixed-dose combination with DAAs 8

SB 9200 — An Orally-Available Selective Immunomodulator Designed to restore innate and adaptive immunity which is down-regulated in chronic virally infected cells Key Characteristics Activates RIG-I and NOD2 — sentinel proteins in the body’s innate defense system Targets the liver Launches adaptive immune response in cells with the virus present Has direct-acting antiviral activity via novel mechanism Evidence suggests host immune response is necessary for viral clearance and functional cure I I I I 9

ACHIEVE Phase II Clinical Study of SB 9200 in HBV Clinical trial collaboration with Gilead to evaluate SB 9200 with nucleotide analog VireadÒ 300 mg Phase II (Part A) Phase II (Part B) 12 weeks Placebo SB 9200- 200 mg SB 9200- 100 mg SB 9200- 50 mg SB 9200- 25 mg VireadÒ 300 mg 12 weeks (SB 9200 monotherapy QD) Up to 80 non-cirrhotic HBV subjects, randomized 4:1 between SB 9200 and placebo (Adaptive trial design) All patients switched to Gilead’s VireadÒ 300mg monotherapy Primary endpoints safety and antiviral activity at 12 weeks Secondary Endpoints PK, optimal dosing for part B of study, change in serum HBV DNA , HBsAg and HBeAg from baseline to weeks 6, 12, 14, 16 and 24 Full results for all patients treated with monotherapy SB 9200 anticipated in 2H 2018 Combination trial of SB 9200 + VireadÒ anticipated to commence in 2H 2018 10

SB 9200 HBV Phase II Program 11 ACHIEVE Phase II (Part B) Study SB 9200 Co-administered with VireadÒ (tenofovir disoproxil fumarate) 300mg 12 weeks VireadÒ monotherapy VireadÒ monotherapy SB 9200 - 100 mg + VireadÒ VireadÒ 12 weeks Anticipated initiation in 2H 2018 Gilead Phase II HBV Trial SB 9200 Co-administered with Vemlidy® (tenofovir alafenamide) 25mg 12 weeks VemlidyÒ monotherapy VemlidyÒ monotherapy SB 9200 - 50 mg + VemlidyÒ VemlidyÒ 12 weeks Anticipated initiation in 1H 2018 Potential additional Phase II studies in 2018: SB9200 + novel MOAs (siRNAs and capsids)

Top-Line Results from the Initial Cohort of the ACHIEVE Phase II (Part A) Study SB 9200 resulted in a Statistically Significant Reduction in HBV DNA Mean reduction of 0.6 log₁₀(range of 0 to 1.87 log₁₀) p=0.01 (unpaired t-test 2.85) Reached Secondary Endpoint of Quantitative HBsAg Reduction 5 of 16 patients (31%) in SB 9200 treatment group had >0.5 log₁₀ reduction in HBsAg at any time point (range of 0.52 to 1.01 log₁₀) No placebo patient had a >0.5 log₁₀ reduction in HBsAg HBeAg-negative patients (7): More Pronounced SB 9200 Effect Mean reduction in HBV DNA at 0.9 log₁₀ reduction 3 of 7 had a >0.5 log₁₀ in HBsAg Indication of enhanced anti-viral effect in HBeAg-positive patients with switch to VireadÒ Switch to VireadÒ 300mg from week 12 to week 24 suggestive of anti-viral effect in HBeAg-positive patients including reduction in HBV DNA, HBsAg and HBV RNA 12

ACHIEVE Phase II (Part A) Study SB 9200 Responder and Additive Effect of Viread® 300mg 13 Viread® 300mg Undetectable Genotype D1 HBeAg −ve

No safety signals observed to date Antiviral effect seen – reductions in HBV DNA, HBV RNA and HBsAg HBeAg-negative patient response may potentially reflect higher HBsAg and HBV DNA load considering low dose of SB 9200 Virological studies of 1st Cohort 25mg Monotherapy from Dr. Stephen Locarnini’s Lab observed: “Antiviral activity of SB 9200 involving novel immune and possibly direct antiviral mechanism of SB 9200 targeting RIG-I” “Resulting in reduction of not only HBV DNA but also HBsAg & HBV pgRNA as a surrogate for reduction in cccDNA” Interim Observations 14 “

# Spring Bank Collaborations with Other Investigational MOAs for HBV

Examine the concept of the oral selective immunomodulator as the backbone of a potential multi-drug combination treatment of chronic HBV to increase functional cure rates

| | |
|---|---|
| GILEAD | • Evaluating SB 9200, co-administered with Gilead's Vemlidy® (tenofovir alafenamide) 25mg in chronic HBV patients |
| Arbutus BIOPHARMA | • The collaboration will evaluate SB 9200's oral immunomodulatory characteristics with ABUS-423, a capsid assembly inhibitor, and the lead ABUS siRNA development compound<br>• Preclinical studies underway |
| arrowhead pharmaceuticals | • The collaboration will evaluate SB 9200's oral immunomodulatory characteristics with Arrowhead's siRNA<br>• Preclinical studies on hold until determination of new Arrowhead compound delivery |

***Potential to demonstrate increased HBV functional cure rates with more favorable tolerability profile and shorter duration of treatment relative to current IFN-based regimens***

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SB 11285 Next-generation STING agonist Cyclic dinucleotide Multiple routes of administration (IT, IV) Distinctive chemistry allows for potential conjugation with ADCs for targeted delivery Shown to be highly potent across multiple cancer models Designed for combinatorial administration to turn “cold” tumors “hot” 16

STING (STimulator of INterferon Genes) Plays a Critical Role in Tumor Immunity STING is involved in detecting the presence of tumor cells and promoting an aggressive anti-tumor response by the innate immune system Multiple immune genes including RIG-I and STING are involved in providing protection against infections and cancer STING is part of the process the immune system relies on to detect threats (cancer cells or infections) that are marked by the presence of DNA that is damaged or in the wrong place, inside the cell but outside the nucleus. Induces innate immune “sensing” of tumors leading to adaptive immunity Causes maturation of APCs and enhanced production of antigen-specific T-cells Modifies tumor micro-environment through recruitment of T cells Produces anti-tumor response by facilitating T-cell trafficking into tumors Induces epitope spreading and promotes anti-tumor immune response May offer therapeutic option against PD-1 and PDL-1 resistant tumors dsDNA cGAS cGAMP STING ER TBK1 IRF3 IRF7 Nucleus Type 1 IFN 17

Differentiated Portfolio of SMNH-Platform Derived STING Agonists 18 Lead compound SB 11285 is a novel synthetic STING agonist Portfolio of STING agonist compounds that have demonstrated highly potent activity in vitro and in vivo STING dependent IRF (interferon regulatory factor) and NF-KB induction Induce cross-talk with multiple PRRs (Pattern recognition receptors) genes such as RIG-I, IFIT2, LGP2 and MDA-5 Induce multiple IFNs, cytokines and ISGs (Interferon-stimulated genes) including ISG54 and OAS-1 Cause selective apoptosis of transformed cell lines

SB 11285 in Relevant Oncology Models SB 11285 has shown that it significantly inhibits tumor growth in relevant oncology models Efficacy in relevant oncology animal models demonstrated with intratumoral (IT) and intravenous (IV) delivery A20 syngeneic mouse model CT26 Colon Cancer Model Metastatic Breast Cancer Model Vehicle SB 11285 Anti-CTLA4 Ab Anti-CTLA4 Ab + SB 11285 Days Post Initiation of Treatment 19

Potent Abscopal antitumoral activity of SB 11285 when administered intratumorally in CT26 mouse colorectal carcinoma model 20 SUBCUTANEOUS Tumors implanted on left and Right flanks. 100 ug SB 11285 administered on left flank Left flank tumor growth Right flank tumor growth 1 2 4 6 8 Tumor implant Tumor 100 mm3 Treatment phase Monitor until MTV 2000mm3 TGI phase TGD phase 0 200 400 600 800 1000 1200 1400 1600 1800 LEFT-Tumpr Volume (mm3) Days Post Initiation of Treatment 1 3 7 10 13 Vehicle SB 11285 1400 Days Post Initiation of Treatment 1 3 7 10 13 200 400 600 800 1000 1200 0 Vehicle SB 11285 LEFT-Tumpr Volume (mm3)

Intraperitoneal (IP) administration of SB 11285 inhibits tumor metastasis in the 4T1 breast Cancer syngeneic mouse model 21 METASTATIC VEHICLE SB 11285 Animal 1 Animal 2 Animal 6 Animal 2 Animal 5 Animal 6 Day 33 Day 25 Day 40

Systemically administered (i.p. and i.v.) SB 11285 shows potent antitumor activity and is synergistic with anti-CTLA Ab in CT26, a syngeneic mouse colorectal carcinoma model 22 SUBCUTANEOUS Efficacy of i.v. SB 11285 appears better than i.p. SB 11285 Tumor Volume Tumor implant Treatment phase Tumor 100 mm3 Monitor until MTV 2000 mm3 TGI phase TGD phase Days SB 11285Day 1 3 5 8 Anti-CTLA 1 4 7 200 0 400 600 800 1000 1200 1400 Tumor volume (mm3) 3 7 10 1 2 4 5 6 8 9 11 12 13 Vehicle 1 mg/kg SB 11285, i.p. (47%, TGI) 3 mg/kg SB 11285, i.p. (61%, TGI) Anti-CTLA Ab; 5mg/kg and 2.5 mg/kg, i.p. (79%, TGI) SB 11285, 9 mg/kg, i.v. (95%, TGI) SB 11285, 9 mg/kg, i.p. (81% TGI) Anti-CTLA Ab i.p. + SB 11285, i.p. (98%, TGI)

Potent anti-tumor activity of IV and IP administered SB 11285 in the B16 melanoma syngeneic mouse model 23 SUBCUTANEOUS Mean tumor volume following three doses of SB 11285 on Days 1, 3 and 8 at 9 mg/kg Tumor Volume Tumor implant Treatment phase Tumor 100 mm3 Days SB 11285Day 1 3 8 Tumor volume (mm3) 10 1 5 15 Vehicle (i.v) SB 11285 (i.v) SB 11285 (i.p) 500 1000 1500 2000 0

SB 11285 – A Next-Generation STING Agonist Key Characteristics of SB 11285 24 SB 11285 Observations and Distinctions Well-tolerated Potent and durable antitumor response via IT, IP & IV administration in multiple cancer models Potentially synergistic with other anti-cancer agents IT IP & IV dose response established Induces tumor memory response Distinctive chemistry may allow for conjugation with other treatment modalities

# Achieved/Anticipated Milestones for Spring Bank — Potential for Multiple Catalysts

| 2017 | | | | 2018 | | | |
|---|---|---|---|---|---|---|---|
| Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 |

**1H 2017:**
Released top-line results for the 1st Cohort (25mg monotherapy dosing) from the SB 9200 ACHIEVE Phase II (Part A) study ✓

**2H 2017:**
Preclinical proof-of principle results for SB 11285 in certain cancer *in vivo* models

**4Q 2017:**
Report top-line results from the 2nd Cohort (50mg monotherapy) from the SB 9200 ACHIEVE Phase II (Part A) study

**1H 2018:**
Gilead to initiate Phase II study (SB 9200 + Vemlidy®)

**Mid-2018:**
Submit IND/CTA for SB 11285

**2H 2018:**
Report top-line results from last monotherapy dosing cohort from the ACHIEVE Phase II (Part A) study

**2H 2018:**
Initiate the ACHIEVE Phase II (Part B) study (SB 9200 + Viread®)

**2H 2018:**
Further develop SB 9200 & nucleoside(tide) fixed-dosed combination(s)

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Spring Bank Pharmaceuticals, Inc. Investment Opportunity NASDAQ: SBPH Differentiated SMNH Platform Technology Clinical-stage with Phase II Proof-of-Concept achieved for SB 9200 in HBV Next-generation STING agonist program SB 11285 anticipated to enter clinic in liver cancers in 2018 Anticipate multiple data points for potential valuation enhancements in next 9-12 months Company presently funded through end of 2019 26